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                                                                  Exhibit (j)(1)



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" and "Other Service Providers" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both included in Post-Effective Amendment Number 13 to the Registration Statement (Form N-1A, No. 333-32483) of The Eureka Funds and to the use of our report dated November 16, 2001, incorporated by reference therein.






                                                          /s/ ERNST & YOUNG LLP


Columbus, Ohio

January 23, 2002